As filed with the Securities and Exchange Commission on July 2, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ROYCE MICRO-CAP TRUST, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNOUNCEMENT OF CHANGE OF LOCATION OF
SPECIAL MEETING OF STOCKHOLDERS OF
ROYCE MICRO-CAP TRUST, INC.

SCHEDULED TO BE HELD ON JULY 14, 2020

NEW YORK – July 2, 2020 – Royce Micro-Cap Trust, Inc. (NYSE: RMT) (the “Fund”) today announced that, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s stockholders, the location of the Special Meeting of Stockholders of the Fund (the “Meeting”) has been changed. As previously announced, the Meeting will be held on Tuesday, July 14, 2020 at 1:30 p.m. Eastern Time. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the Fund’s proxy statement, dated May 11, 2020, (the “Proxy Statement”), and supplemental proxy materials that were previously distributed, the Board of Directors of the Fund has fixed the close of business on May 1, 2020 as the record date for determining those stockholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Meeting will be held at the following website: http://www.meetingcenter.io/222527919. To participate in the Meeting, Fund stockholders must enter the following password: RMCT2020. Stockholders must also enter the control number that appears on the WHITE proxy card that they previously received from the Fund.

We encourage you to access the website prior to the Meeting’s start time to allow ample time for you to log into the Meeting webcast and test your computer system, and, if you plan to vote at the Meeting, to download and print the Meeting ballot that will be posted to the website. Accordingly, the website will be accessible to stockholders beginning at approximately 10:00 a.m. Eastern Time on July 13, 2020. The Meeting ballot will contain instructions on how to submit your vote during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call the technical support number at (888) 888-0151.

Stockholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, stockholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services (“Computershare”). Stockholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 10:00 a.m. Eastern Time, on July 9, 2020. Stockholders will receive a confirmation email from Computershare of the stockholder’s registration and a control number that will allow the stockholder to vote at the Meeting.

Stockholders are not required to attend the Meeting to vote on the relevant proposal. Whether or not stockholders plan to attend the Meeting, the Fund urges stockholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the Proxy Statement.

The Fund filed the Proxy Statement with the SEC in connection with the Meeting. Stockholders are advised to read the Proxy Statement in full because it contains important information. The Proxy Statement is available on the Internet at http://www.ReadOurMaterials.com/rmt. The WHITE proxy card included with the proxy materials that were previously distributed to stockholders will not be updated to reflect the change in location but may continue to be used by stockholders to vote their shares in connection with the Meeting. The Proxy Statement and other documents filed by the Fund are also available for free on the SEC’s website at http://www.sec.gov.

If you need assistance voting, please contact the Fund’s proxy solicitor, Innisfree M&A Incorporated, by calling (877) 825-8793 (toll-free in North America). Banks and brokers may call collect at (212) 750-5833.

About Royce Micro-Cap Trust, Inc.

Royce Micro-Cap Trust, Inc. is a closed-end diversified management investment company whose shares of Common Stock are listed and traded on the New York Stock Exchange. The Fund’s investment goal is long-term capital growth, which it seeks by investing primarily in equity securities of micro-cap companies.

For further information on The Royce Funds℠, please visit our web site at: www.royceinvestcom.

Forward Looking Statement

This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s filings with the U.S. Securities and Exchange Commission, including the Fund’s Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement

Media Contact

Joele Frank, Wilkinson Brimmer Katcher

Lucas Pers

212-355-4449

__________

ROYCE MICRO-CAP TRUST, INC. (NYSE: RMT)

745 FIFTH AVENUE

NEW YORK, NEW YORK 10151
__________

ADDITIONAL INFORMATION REGARDING THE
SPECIAL MEETING OF STOCKHOLDERS
SCHEDULED TO BE HELD ON JULY 14, 2020

The Notice of Change of Location set forth below relates to the proxy statement of Royce Micro-Cap Trust, Inc. (the “Fund”), dated May 11, 2020 (the “Proxy Statement”), furnished to the Fund’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of Stockholders of the Fund (the “Meeting”) scheduled to be held on Tuesday, July 14, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission (the “SEC”) to provide notice of a change of location of the Meeting and is being made available to stockholders on or about July 2, 2020.

THE NOTICE OF CHANGE OF LOCATION SHOULD BE READ
IN CONJUNCTION WITH THE PROXY STATEMENT.

__________

NOTICE OF CHANGE OF LOCATION

OF THE SPECIAL MEETING OF STOCKHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

__________

To the Stockholders of Royce Micro-Cap Trust, Inc.:

Due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s stockholders, NOTICE IS HEREBY GIVEN that the location of the Meeting has been changed. As previously announced, the Meeting is scheduled to be held on Tuesday, July 14, 2020 at 1:30 p.m. Eastern Time. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote communication.

As described in the Proxy Statement and supplemental proxy materials that were previously distributed, the Board of Directors of the Fund has fixed the close of business on May 1, 2020 as the record date for determining those stockholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Meeting will be held at the following website: http://www.meetingcenter.io/222527919. To participate in the Meeting, Fund stockholders must enter the following password: RMCT2020. Stockholders must also enter the control number that appears on the WHITE proxy card that they previously received from the Fund.

We encourage you to access the website prior to the Meeting’s start time to allow ample time for you to log into the Meeting webcast and test your computer system, and, if you plan to vote at the Meeting, to download and print the Meeting ballot that will be posted to the website. Accordingly, the website will be accessible to stockholders beginning at approximately10:00 a.m. Eastern Time on July 13, 2020. The Meeting ballot will contain instructions on how to submit your vote during the Meeting, including the email address to which the completed ballot and any legal proxies should be sent. For questions relating to participation at the Meeting by remote communication, please call the technical support number at (888) 888-0151.

Stockholders who hold shares through an intermediary, such as a bank or broker, must register in advance to attend the Meeting. To register, stockholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services (“Computershare”). Stockholders may forward an email from their intermediary or send an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than10:00 a.m. Eastern Time, on July 9, 2020. Stockholders will receive a confirmation email from Computershare of the stockholder’s registration and a control number that will allow the stockholder to vote at the Meeting.

Stockholders are not required to attend the Meeting to vote on the relevant proposal. Whether or not stockholders plan to attend the Meeting, the Fund urges stockholders to authorize a proxy to vote their shares in advance of the Meeting by one of the methods described in the Proxy Statement.

The Fund filed the Proxy Statement with the SEC in connection with the Meeting. Stockholders are advised to read the Proxy Statement in full because it contains important information. The Proxy Statement is available on the Internet at http://www.ReadOurMaterials.com/rmt. The WHITE proxy card included with the proxy materials that were previously distributed to stockholders will not be updated to reflect the change in location but may continue to be used by stockholders to vote their shares in connection with the Meeting. The Proxy Statement and other documents filed by the Fund are also available for free on the SEC’s website at http://www.sec.gov.

If you need assistance voting, please contact the Fund’s proxy solicitor, Innisfree M&A Incorporated, by calling (877) 825-8793 (toll-free in North America). Banks and brokers may call collect at (212) 750-5833.

By Order of the Board of Directors

John E. Denneen
Secretary